UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2013 (June 14, 2013)

CHESAPEAKE ENERGY CORPORATION

(Exact name of Registrant as specified in its Charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6100 North Western Avenue, Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip Code)

(405) 848-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

*           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 14, 2013, at the annual meeting of shareholders of Chesapeake Energy Corporation (the “Company”), the Company’s shareholders approved the following changes to the Company’s  Long Term Incentive Plan (the “LTIP”): (i) an increase of 9,800,000 shares of common stock available for awards under the LTIP, (ii) an amendment to the definition of change of control, (iii) an amendment to clarify the treatment of performance awards and stock options awarded under the LTIP in the event of a fundamental transaction or change of control, (iv) an amendment to permit continued vesting of awards under the LTIP under certain termination scenarios, (v) an amendment to permit payment of withholding taxes with respect to the exercise of option awards by withholding the requisite number of shares of common stock and (vi) an amendment to clarify that the 5% limit on acceleration of unvested equity awards due to an involuntary termination applies on a per participant basis. The LTIP, as amended, is attached as Exhibit 10.1.  A description of the material terms and conditions of the LTIP is provided under the heading "Amended Plan Features" on pages 57-60 in the discussion of Voting Item 7: Proposal to Amend Long Term Incentive Plan in the Company’s proxy statement filed with the Securities and Exchange Commission on May 3, 2013 (the “Proxy Statement”), which description is incorporated by reference.

In addition, at the Company’s annual meeting of shareholders, shareholders approved the adoption of the Company’s 2013 Annual Incentive Plan (the “AIP”), a cash-based annual incentive program that uses pre-determined performance goals to determine annual cash-based award payouts.  A description of the material terms and conditions of the AIP is provided under the heading "Plan Features" on pages 61-63 in the discussion of Voting Item 8: Proposal to Adopt Annual Incentive Plan in the Proxy Statement, which description is incorporated by reference, and the full text of the AIP is provided in the Proxy Statement as Exhibit G.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The matters voted on at the Company's annual meeting of shareholders and the final voting results are stated below.

•	The following directors were elected for terms as set forth in the Proxy Statement, with each receiving at least a majority of votes cast "For" such director:

Voting Item 1:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Election of Directors
Bob G. Alexander	385,559,595	13,277,792	1,669,425	146,619,157
Merrill A. (“Pete”) Miller, Jr.	385,909,032	13,291,423	1,306,357	146,619,157
Thomas L. Ryan	356,122,137	41,061,715	3,322,960	146,619,157
Vincent J. Intrieri	386,930,337	12,234,418	1,342,057	146,619,157
Frederic M. Poses	390,147,511	8,896,928	1,462,373	146,619,157
Archie W. Dunham	391,901,937	7,276,469	1,328,406	146,619,157
R. Brad Martin	386,362,375	12,825,587	1,318,850	146,619,157
Louis A. Raspino	393,878,589	5,100,569	1,527,654	146,619,157

•
The following proposals did not receive the requisite vote required for approval, with each receiving the affirmative vote of less than the required sixty-six and two-thirds percent (66 2/3%) of shares issued and outstanding:

Voting Item 2:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal to Declassify our Board	394,185,805	4,903,994	1,417,013	146,619,157

Voting Item 3:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal to Implement Proxy Access	393,379,463	5,818,618	1,308,731	146,619,157

Voting Item 4:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal to Eliminate Supermajority Voting Requirements	391,775,974	7,381,189	1,349,649	146,619,157

•	The following proposals were approved, with each receiving the affirmative vote of at least a majority of votes cast:

Voting Item 5:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal to Amend 2003 Stock Award Plan for Non-Employee Directors	385,014,014	13,785,325	1,707,473	146,619,157

Voting Item 6:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Shareholder Advisory Vote to Approve Named Executive Officer Compensation	336,907,811	61,619,286	1,979,715	146,619,157

Voting Item 7:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal to Amend Long Term Incentive Plan	377,230,234	21,675,663	1,600,915	146,619,157

Voting Item 8:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal to Adopt Annual Incentive Plan	390,810,408	8,138,873	1,557,531	146,619,157

Voting Item 9:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of Independent Registered Public Accounting Firm	539,791,269	5,494,431	1,840,269	--

•	The following shareholder proposals did not receive the requisite vote required for approval, with each receiving the affirmative vote of less than a majority of votes cast:

Voting Item 10:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Shareholder Proposal Relating to Creation of Risk Oversight Committee	15,857,947	382,405,984	2,242,881	146,619,157

Voting Item 11:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Shareholder Proposal Relating to Re-Incorporation in Delaware	10,851,184	387,570,256	2,085,372	146,619,157

Voting Item 12:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Shareholder Proposal Relating to Accelerated Vesting of Senior Executives’ Equity Awards Upon a Change of Control	108,436,920	289,765,822	2,304,070	146,619,157

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On June 14, 2013, the Company issued a press release announcing the preliminary voting results for the Company’s 2013 annual meeting of shareholders. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On June 17, 2013, the Company issued a press release announcing the appointment of Patrick K. Craine as Chief Compliance Officer.  A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Section 8 – Other Events

Item 8.01 Other Events.

On June 17, 2013, the Company issued a press release announcing that its Board of Directors has declared quarterly common and preferred stock dividends.  A copy of the press release is attached as Exhibit 99.3 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  See "Exhibit Index" attached to this Current Report on Form 8-K, which is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION
By:	/s/ JENNIFER M. GRIGSBY
Jennifer M. Grigsby Senior Vice President, Treasurer and Corporate Secretary

Date:                      June 20, 2013

EXHIBIT INDEX

Exhibit No.	Document Description

10.1	Chesapeake Energy Corporation Long Term Incentive Plan

99.1	Chesapeake Energy Corporation press release dated June 14, 2013 – Preliminary voting results

99.2	Chesapeake Energy Corporation press release dated June 17, 2013 – Appointment of Chief Compliance Officer

99.3	Chesapeake Energy Corporation press release dated June 17, 2013 – Declaration of dividends